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                               UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 28, 1997
                                                 ------------------------------

                            ONGARD SYSTEMS, INC.
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           (Exact name of registrant as specified in its character)

         Delaware                       -----                 84-1149380
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(State or other jurisdiction    Commission File Number      (IRS Employer
     of incorporation)                                    Identification No.)

                  40 Commerce Drive, Hauppauge, NY 11788
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                 (Address of principal executive offices)

Registrant's telephone number, including area code    (516) 231-8989
                                                  -----------------------------

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         (Former name or former address, if changed since last report)

ITEM 5.
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The Company appointed Thomas P. Rice as President and Chief Executive Officer
and John T. Botek as Executive Vice President and Chief Operating Officer of OnGard Systems and appointed both as Board members. Messrs. Rice and Botek have extensive experience within the healthcare industry.

Mark E. Weiss, the former President and Chief Executive Officer will turn over operating responsibilities to the new team and will remain a Board member. In connection with the appointment of the new Board members, Eric L. Steiner, M.D., a cofounder and Director of the Company, and Anthony Esposito, have resigned their positions as Board Members.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ONGARD SYSTEMS, INC.
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                                                  (Registrant)

Date:  September 5, 1997                       /s/ Phil B. Kart
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                                                    (Signature)

                                       Phil B. Kart, Chief Financial Officer
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                                                   (Name/Title)